UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2014

MERCURY GENERAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

California	001-12257	95-221-1612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4484 Wilshire Boulevard
Los Angeles, California 90010

(Address of Principal Executive Offices)
____________________

(323) 937-1060

(Registrant’s telephone number, including area code)
____________________

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement
On December 3, 2014, Mercury General Corporation (the “Company”) and Mercury Casualty Company entered into a Fourth Amendment Agreement (the “Fourth Amendment”) with Bank of America, N.A., as administrative agent, and the other lenders party thereto, which amends the existing Credit Agreement (the “2009 Credit Agreement”) by and among the parties, dated as of January 2, 2009 (as amended to date). The Fourth Amendment, among other things, extends the maturity date of the loan that is the subject of the 2009 Credit Agreement and revises certain financial covenants of the Company and Mercury Casualty Company. The foregoing description of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the Fourth Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by this reference.
On December 3, 2014, the Company entered into a First Amendment Agreement (the “First Amendment”) with Bank of America, N.A., as administrative agent, and the other lenders party thereto, which amends the existing Credit Agreement (the “2013 Credit Agreement”) by and among the parties, dated as of July 2, 2013. The First Amendment, among other things, amends the 2013 Credit Agreement to increase the available borrowings thereunder to $250,000,000, to extend the maturity date of the loan that is the subject of the 2009 Credit Agreement and to revise certain financial covenants of the Company. The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the First Amendment, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by this reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits
(d)    Exhibits.

10.1	Fourth Amendment Agreement among Mercury Casualty Corporation, Mercury General Corporation, Bank of America, N.A., as administrative agent, and the other lenders party thereto

10.2	First Amendment Agreement among Mercury General Corporation, Bank of America, N.A., as administrative agent, and the other lenders party thereto

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2014    MERCURY GENERAL CORPORATION

By:     /s/ THEODORE STALICK
Name: Theodore Stalick
Its: Vice President and Chief Financial Officer

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